UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 23, 2008

SM&A

(Exact name of registrant as specified in its charter)

Delaware	0-23585	33-0080929
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4695 MacArthur Court, 8th Floor, Newport Beach, California	92660
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (949) 975-1550

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01               Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On January 23, 2008, SM&A, a Delaware corporation issued a press release announcing the employment by SM&A of James Eckstaedt, 53, as Executive Vice President, Finance and Chief Financial Officer.  Mr. Eckstaedt replaces Steve Handy who left in November 2007 to lead a family business.

Item 9.01               Financial Statements and Exhibits.

Press Release dated January 23, 2008.

Exhibit List

Exhibit No.	Description

99.l	Press release dated January 23, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

January 23, 2008	SM&A

	By:	/s/ Cathy L. McCarthy
		Name:	Cathy L. McCarthy
		Title:	President and
Chief Executive Officer